UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2004

OPLINK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31581	77-0411346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3469 North First Street
San Jose, CA 95134
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 433-0606

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On July 29, 2004, Oplink Communications, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Oplink Communications, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Dated: July 29, 2004	By:	/s/ Bruce D. Horn
Bruce D. Horn
Chief Financial Officer

EXHIBIT INDEX

Exhibit
99.1	Press Release of Oplink Communications, Inc. issued July 29, 2004, announcing its financial results for the quarter and fiscal year ended June 30, 2004.